UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2007

Max Capital Group Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Registrant previously disclosed that it had received a subpoena from the Securities and Exchange Commission (the "SEC") in October 2006 relating to the SEC’s industry-wide investigations into non-traditional, or loss mitigation, (re)insurance products, the Registrant’s business practice review and determination to restate its financial statements for the fiscal years ended December 31, 2005, 2004, 2003, 2002 and 2001 and the quarters ended March 31, 2006 and June 30, 2006. On December 18, 2007, the Registrant received a letter from the SEC's Division of Enforcement stating that it has completed its investigation as to the Registrant and does not intend to recommend any enforcement action against the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

December 19, 2007	By:	/s/ Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer